Exhibit 10.18

               IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE


                       IN AND FOR NEW CASTLE COUNTY

STOCKBRIDGE INVESTMENT              )
PARTNERS, INC., a Florida           )
corporation,                        )
                                    )
                Plaintiff,          )
                                    )
             v.                     )            Case No. 14253
                                    )
AMSERV HEALTHCARE INC., a Delaware  )
corporation, MELVIN L. KATTEN,      )
EUGENE J. MORA, MICHAEL A.          )
ROBINTON, GEORGE A. ROGERS          )
and BEN L. SPINELLI,                )
                                    )
                Defendants.         )

                             STIPULATION AND ORDER
              OF SETTLEMENT, RELEASE OF CLAIMS AND FINAL JUDGMENT
              ---------------------------------------------------
       This Settlement Agreement and Release ("Agreement") is made and entered into as of the 12th day of May, 1995, subject to the approval of the Court of Chancery of the State of Delaware in and for New Castle County (the "Court"), by and between Stockbridge Investment Partners, Inc., a Florida corporation ("Stockbridge"), and AMSERV Healthcare, Inc., a Delaware corporation ("AMSERV"), Melvin L. Katten, Eugene J. Mora, Michael A. Robinton, George A. Rogers and Ben
L. Spinelli (Collectively, the "Parties").

       WHEREAS, the above captioned action (the "Litigation") challenges, inter alia, the agreements between AMSERV and North Central Personnel, Inc., ("NCP"), dated as of April 7, 1995, to exchange a purchase money promissory note held by NCP (Principal balance $833,334) (the "Note") for 426,794 shares of Class A Redeemable Preferred Stock (the "Preferred Stock") of AMSERV and other consideration;

       WHEREAS, the Parties desire to resolve the issues and to make a full and final settlement of any claims raised in the Litigation, whether asserted or unasserted, contingent or mature, without any admission in respect of any such claim or potential claim and without the cost and expense of further litigation;

       NOW, THEREFORE, in consideration of the promises and covenants contained herein, the Parties (collectively, the "Undersigned") hereto agree as follows:

       1. Pursuant to the agreement attached as Exhibit A hereto, AMSERV and NCP have rescinded the Voting Agreement and Irrevocable Proxy to Vote the Preferred Stock, both dated as of April 7, 1995 (copies of which are attached as Exhibits B and C hereto).

       2. In connection with a Renewed Consent Solicitation (as defined in the Standstill Agreement of even date) only, and pursuant to the agreement attached as Exhibit A hereto, the Preferred Stock issued to NCP shall not be considered to be outstanding voting securities.

       3. Notwithstanding any other provision of this Agreement, Stockbridge reserves the right to apply to the Court for an award of expenses and attorneys' fees reasonably incurred in connection with the commencement and prosecution of the Litigation, subject to a cap of $50,000 for such award. The defendants expressly reserve their right to oppose such award.

       4. The Undersigned agree to execute and deliver all instruments and take all other actions as may be required to consummate the settlement embodied in this Agreement in a prompt fashion. The Undersigned hereby agree to cooperate fully with each other and with their respective counsel in connection with any steps required to be taken as part of their respective obligations under this Agreement.

       5. The Undersigned represent and warrant by signing this Agreement that: (a) they are represented by counsel; (b) they have carefully read this Agreement; and (c) they have executed the Agreement and/or its exhibits only after consulting with counsel of their choice.

       6. This Agreement shall not in any event be construed or deemed to be a concession on the part of any of the Undersigned to the truth of any of the allegations, claims, or defenses made by any of the Parties in Litigation, or of any liability of wrongdoing of any of the Parties or NCP.

       7. This Agreement and the Standstill Agreement constitute the entire agreement among the Undersigned with respect to the subject matter hereof, and supersedes any prior agreements or understandings, both written and oral, among the Undersigned with respect thereto. This Agreement may not be amended nor any of its provisions waived except by a writing executed by each of the Undersigned.

       8. This Agreement is binding upon and shall inure to the benefit of the Undersigned and their respective legal representatives, heirs, transferees, successors in interest and assigns and upon any corporation, partnership or other entity into or with which AMSERV, Stockbridge or NCP may merge or consolidate.

       9. This Agreement and any disputes arising under it shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any rules governing conflicts of law.

      10. Other than the specific retention of jurisdiction provided for above, the Court has determined pursuant to Chancery Court Rule 54(b) that there is no just reason for delay and directs entry of this final judgment dismissing the Litigation with prejudice on the terms provided herein.

      IN WITNESS WHEREOF, the Undersigned have executed this Agreement as of the date first written above.

                      STOCKBRIDGE INVESTMENT PARTNERS, INC.

                      /s/Thomas M. Clarke
                      -----------------------------
                      By:  Thomas M. Clarke
                      Title:  President

                      AMSERV HEALTHCARE INC.

                      /s/Eugene J. Mora
                      -----------------------------
                      By:  Eugene J. Mora
                      Title:  President

                      MELVIN L. KATTEN

                      /s/Melvin L. Katten
                      -----------------------------
                      EUGENE J. MORA

                      /s/Eugene J. Mora
                      -----------------------------
                      MICHAEL A. ROBINTON

                      /s/Michael A. Robinton
                      -----------------------------
                      GEORGE A. ROGERS

                      /s/George A. Rogers
                      -----------------------------
                      BEN L. SPINELLI

                      /s/Ben L. Spinelli
                      -----------------------------

Consented to:


                      /s/Joel E. Friedlander
                      --------------------------------
                      Stephen P. Lamb
                      Joel E. Friedlander
                      THE LAW OFFICES OF STEPHEN P. LAMB
                      One Rodney Square
                      P.O. Box 29
                      Wilmington, Delaware 19899
                      Telephone:  (302) 984-2495
                      Attorneys for Plaintiff


                      /s/Daniel A. Dreisbach
                      --------------------------------
                      R. Franklin Balotti
                      Daniel A. Dreisbach
                      RICHARDS, LAYTON & FINGER
                      One Rodney Square
                      P.O. Box 551
                      Wilmington, Delaware 19899
                      Telephone:  (302) 658-6541
                      Attorneys for Defendants
                      Amserv Healthcare Inc., Melvin L. Katten,
                      Eugene J. Mora, Michael A. Robinton,
                      George A. Rogers and Ben L. Spinelli

So Ordered this___day of May, 1995.

___________________________
Chancellor